UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2008

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

743 Horizon Court, Suite 300A, Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 256-9681 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

     Employment Agreements. The Registrant has entered into written employment agreements with the Chief Executive Officer, the Chief Financial Officer, the other three named executive officers, principal accounting officer and the Secretary. Previous employment agreements with the Chief Executive Officer and the three executive officers and the Secretary expired at the end of 2007, and the Company revised the agreements and entered into new agreements with each person in May 2008, effective retroactively to January 1, 2008. Each agreement includes an annual salary and a minimum rolling two year term, with provisions for payment through the end of the term upon a termination due to a change of control or without cause, consideration for annual grants of options and bonuses as determined annually by the Board of Directors in its discretion. Copies of the employment agreements are filed as exhibits to this Current Report. The annual compensation payable under the agreements to each of the officers is as follows:

Name	Annual Compensation
John E. Sherborne	$275,000
David C. Beling	$240,000
William A. Buckovic	$180,000
Gary R. Morris	$168,000
Greg C. Hill	$192,000
Michael G. Walthall	$144,000
Shelia Short	$108,000

Item 7.01 Regulation FD Disclosure.

The information in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibits are furnished herewith:
10.1 Executive Employment Agreement with John E. Sherborne.
10.2 Executive Employment Agreement with David C. Beling.
10.3 Executive Employment Agreement with William A. Buckovic.
10.4 Executive Employment Agreement with Gary R. Morris.
10.5 Executive Employment Agreement with Greg C. Hill.
10.6 Executive Employment Agreement with Michael G. Walthall.
10.7 Executive Employment Agreement with Shelia Short.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOVIC MINING CORP.
Registrant
May 29, 2008	By: /s/ John E. Sherborne
John E. Sherborne
Chief Executive Officer

EXHIBIT INDEX

10.1 Executive Employment Agreement with John E. Sherborne.
10.2 Executive Employment Agreement with David C. Beling.
10.3 Executive Employment Agreement with William A. Buckovic.
10.4 Executive Employment Agreement with Gary R. Morris.
10.5 Executive Employment Agreement with Greg C. Hill.
10.6 Executive Employment Agreement with Michael G. Walthall.
10.7 Executive Employment Agreement with Shelia Short.